                                                                                        Registration No. ___-______
                                                                                                File No. 811-______

                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549

                                       FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                        [X]

         Pre-Effective Amendment No. __                                                                       [   ]

         Post-Effective Amendment No. __                                                                      [   ]

                                         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                                                                                   [   ]

         Amendment No. __                                                                                     [   ]

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                            OPPENHEIMER MULTI CAP VALUE FUND
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                   (Exact Name of Registrant as Specified in Charter)

                   6803 South Tucson Way, Centennial, Colorado 80112
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                  (Address of Principal Executive Offices) (Zip Code)

                                     (212) 323-0200
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                  (Registrant's Telephone Number, including Area Code)

                                  Robert G. Zack, Esq.
                                 OppenheimerFunds, Inc.
                      498 Seventh Avenue, New York, New York 10018
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                        (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[   ]  Immediately upon filing pursuant to paragraph (b)
[   ]  On _______________ pursuant to paragraph (b)
[   ]  60 days after filing pursuant to paragraph (a)(1)
[   ]  On _______________ pursuant to paragraph (a)(1)
[   ]  75 days after filing pursuant to paragraph (a)(2)
[   ]  On _______________ pursuant to paragraph (a)(2)

of Rule 485.

If appropriate, check the following box:

[   ]  This  post-effective  amendment  designates a new effective date for a previously filed post-effective amendment.

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The registrant  hereby amends this  registration  statement on such date or dates as may be  necessary  to delay its  effective  date until the  registrant  shall file a further amendment which  specifically  states that this registration  statement shall thereafter become  effective  in  accordance  with section  8(a) of the  Securities  Act of 1933 or
until  the   registration   statement  shall  become  effective  on  such  date  as  the
Commission, acting pursuant to Section 8(a), may determine.